UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2006

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia		30091-5625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Not applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Immucor, Inc. (the “Company’) issued a press release on April 5, 2006 announcing the Company’s earnings and certain other results of operations for the quarterly period ended February 28, 2006 and discussing the Company’s outlook for the remainder of the fiscal year ending May 31, 2006. This press release is furnished with this Current Report as Exhibit 99.1. Edward L. Gallup, the Company’s Chairman and Chief Executive Officer; Dr. Gioacchino De Chirico, the Company’s President, and Patrick D. Waddy, the Company’s Chief Financial Officer and Secretary, will host a conference call on Thursday, April 6, 2006 to review the contents of the press release and to answer questions from investors.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated April 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date: April 5, 2006	By:	/s/ Patrick D. Waddy
Patrick D. Waddy
Chief Financial Officer and Secretary

EXHIBIT INTEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated April 5, 2006.